(212) 701-3380

May 1, 2007

Re:                               TriMas Corporation:
Form S-1 filed August 3, 2006
File No 333-136263

Dear Ms. Long:

On behalf of TriMas Corporation (“Trimas” or the “Company”), the Company files herewith, via EDGAR, Amendment No. 5 to its Registration Statement on Form S-1 (“Amendment No. 5”) filed with the Commission on August 3, 2006 (the “Registration Statement”).  This amendment sets forth the Company’s responses to the Staff’s comments contained in its letter dated April 24, 2007 relating to the Registration Statement.  Four unmarked copies of Amendment No. 5 to the Form S-1 and copies that are marked to show changes from Amendment No. 4 to the Form S-1, along with three copies of this letter are to be hand delivered to you, for the Staff’s convenience.

Set forth below, for the convenience of the Staff, are the Staff’s comments contained in your letter and immediately below each comment is the Company’s response.  Unless otherwise noted, all page references in the Staff’s comments are to Amendment No. 4 and page references in the Company’s responses are to Amendment No. 5.

Capitalization, page 24 and Unaudited Pro Forma Balance Sheet, page 31

1.                                      Please present the number of pro forma shares authorized, issued and outstanding.

Response:  The Company has presented the number of pro forma shares authorized, issued and outstanding in the capitalization table on pages 23 and the unaudited pro forma balance sheet on page 31 of the prospectus.

Notes to Unaudited Pro Forma Consolidated Balance Sheet, page 32

2.              Please revise the description of adjustment (e) to clarify that the proceeds of $132 million are gross, rather than net.

Response:  The Company has revised the description of adjustment (e) on page 33 to clarify that the proceeds of $132 million are gross, rather than net.

Compensation Discussion and Analysis, page 91

3.              We note your disclosure on page 91 that you benchmark against companies in your industry of similar size and organizational structure.  In that regard, please identify the benchmark and, if applicable, its components (including component companies).  Please refer to Item 402(b)(2)(xiv) of Regulation S-X. We may have further comment based on your response.

Response:  The Company has added disclosure regarding benchmarking on pages 98-99 of the prospectus in response to this comment.

4.              We note your references to performance targets that your CEO, CFO and vice president of human resources present to your Compensation Committee for their ultimate approval.  Yet, you have not specifically disclosed any specific items of corporate performance that are evaluated or target levels of those items of corporate performance.  Please disclose the items of your performance that are measured and the target levels.  If you believe that disclosure of the target levels would cause you competitive harm, using the standard you would use if requesting confidential treatment, please discuss this supplementally.  In that case, note that you must still include disclosure that explains how difficult it will be for the executive or how likely it will be for your company to achieve the undisclosed target levels.  We may have additional comments on whether you have met the standards for treating the information confidentially.  Please see instruction 4 to Item 402(b) of Regulation S-K.

Response:  The Company has added disclosure to pages 99-100 and 105-106 of the prospectus in response to this comment to disclose specific items of corporate performance that are evaluated and target levels of those items of corporate performance.

5.              Please revise your CD&A to discuss in more detail your CEO’s compensation, as it appears to be based on a policy or decision that is materially different from the policies or decisions for your other executive officers.  Refer to the last paragraph of Section II.B in Release No. 37-8732A, which states that a principal executive officer’s compensation should be discussed separately where the policy or decisions for that executive officer are materially different.

Response:   The Company has informed us that its CEO’s compensation is based on the same policies and decision making process as the compensation of the other named executive officers.  A central facet of the Company’s compensation policies is to compensate each of its executive officers at levels that correspond with their respective levels of responsibility.  The application of these policies therefore results in the CEO’s compensation being higher than other named executive officers because the CEO has the greatest responsibility.  The Company has added disclosure to pages 98, 99 and 103 in response to this comment.

6.              Your use of many defined terms may make it difficult for investors to understand your disclosure.  For example, we note your use of QPC, CLRP, and AVCP.

Response:  The Company has revised Compensation Discussion and Analysis to limit the use of defined terms.

Summary Compensation Tab1e, page 128

7.              Please confirm in your table that provides further detail on Named Executive Officer’s “Other Compensation” that you have stated the correct amount for Mr. Beard in the column marked Company Contributions to Retirement and 401(k) Plans.  The amounts in your footnote 1 do not appear to reconcile.

Response: Footnote 1 to the table that provides further detail on Named Executive Officer’s “Other Compensation” has been revised so that it reconciles with the amount stated in the table for Mr. Beard in the column marked Company Contributions to Retirement and 401(k) Plans.

Financial Statements

Note 2 — Recapitalization, page F-7

8.              Please provide us with additional information to help us understand your conclusion that no financing cash inflow should be reflected in 2006 related to the exercise of the warrant to purchase 750,000 shares for $0.01 per share.  Please tell us whether the exercise was deductible for tax purposes.  Please refer to paragraph 19(e) of SFAS 95.

Response:  The Company is not eligible to receive a tax deduction relative to the exercise of the warrant.  Accordingly, there is no tax benefit recognizable for financial reporting purposes that would result in a financing cash inflow pursuant to paragraph 19(e) of SFAS 95.

Note 16 — Employee Benefit Plans, page F-26

9.              You indicate in note 3 that you will adopt SFAS 158 in 2007.  However, it appears that paragraphs 11(b) and 12 require that you adopt the requirement to recognize the funded status of your benefit plans and the disclosure requirements of SFAS 158 in your fiscal year ended December 31, 2006.  Please revise or advise.

Response:  The Company acknowledges the provisions of paragraph 11(b) would require the Company to adopt the requirement to recognize the funded status of its benefit plans and the disclosure requirements of SFAS 158 in its financial statements for the year ended December 31, 2006.  In considering the need to amend its previously issued financial statements, the Company considered the materiality of the impact of not recognizing the funded status of its benefit plans in its financial statements for the year ended December 31, 2006.  Based on evaluation of the relevant materiality considerations in this instance, the impact of not recognizing the funded status of the Company’s benefit plans in its financial statements for the year ended December 31, 2006 is not material in the Company’s view, and therefore, the Company does not believe its previously issued financial statements are required to be restated.  However, the Company intends to record the impact of recognizing the funded status of its benefit plans in the financial statements for the quarter ended March 31, 2007.   The Company will reflect recording of this amount in the statement of shareholders’ equity, the impact of which is to decrease accumulated other comprehensive income (net of tax benefit) and to increase accrued liabilities, and include additional disclosure in the notes to the financial statements.

Materiality Considerations

With respect to the Company’s pension plans, the impact of recognizing the funded status in the Company’s balance sheet would be to increase the accrual for pension liabilities in the amount of $1,760,000.  With respect to the Company’s post-retirement benefit plans, the impact of recognizing the funded status in its balance sheet would be to increase the accrual for post-retirement benefit liabilities in the amount of $1,800,000.  The combined increase to accrued liabilities of $3,560,000 represents approximately 0.34% of the Company’s total liabilities.  The impact of recording this additional liability would be to decrease Accumulated Other Comprehensive Income in the amount of $2,210,000, or 0.95% of the Company’s reported shareholder’s equity and increase deferred tax assets in the amount of $1,350,000, or 0.43% of total current assets reported.  Further, there would be no impact to the Company’s cash flows as reported and there will be no impact to the Company’s 2007 statement of operations as a result of not recognizing the funded status of its benefit plans in the financial statements as of December 31, 2006.

In addition the Company reiterates the following:

(1)                 It will arrange for the NASD to call the Staff or otherwise provide a letter indicating that the NASD has cleared the filing prior to requesting the effectiveness of the Registration Statement.

(2)                 At the time the Company requests the effectiveness of the Registration Statement, the Company will provide the acknowledgement letter requested in the Staff’s initial comment letter dated August 30, 2006.

Comments or questions regarding any matters with respect to the responses to your comments may be directed to Jonathan Schaffzin at (212) 701-3380, Douglas Horowitz at (212) 701-3036, or Jason Terrana at (212) 701-3037.

Very truly yours,

/s/Jonathan A. Schaffzin
Jonathan A. Schaffzin

Pamela A. Long
Assistant Director
Mail Stop 0404
Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

VIA EDGAR

cc:	Scott Watkinson Rufus Decker Brigitte Lippman Lesli Sheppard Grant Beard E.R. Autry, Jr. Joshua Sherbin Bob Zalupski Doug Horowitz Jason Terrana Brian Kleinhaus